SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 19, 2010

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

     Mississippi                                                      0-13089                                                     64-0169065
-------------------------------------------------------------    -------------------------------------------------     ----------------------------------------------------
 (State or other jurisdiction of incorporation)              (Commission File Number)                  (I.R.S. Employer Identification Number)

                                             One Hancock Plaza, 2510 14th Street,
                                               Gulfport, Mississippi                                                                                       39501
          --------------------------------------------------------------------------------------                       ---------------------------------------------
                                 (Address of principal executive offices)                                                                 (Zip code)

(228) 868-4000
---------------------------------------------------------------
(Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02 Results of Operations and Financial Condition.  On October 19, 2010, Hancock Holding Company issued a press release reporting its third quarter earnings for the period ending September 30, 2010. A copy of this press release and the accompanying financial statements are attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.  On October 19, 2010, Hancock Holding Company issued a press release reporting its third quarter earnings for the period ending September 30, 2010. A copy of this press release and the accompanying financial statements are attached hereto as Exhibit 99.1. This information is furnished under both Item 2.02 Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure.

The information in this Form 8-K and Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01. Financial Statements and Exhibits

    (d)  Exhibits.

Exhibit No.	Description
99.1	Earnings Release dated October 19, 2010 for Quarter Ended 09/30/10

 SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 20, 2010

                                                           HANCOCK HOLDING COMPANY
                                                                  (Registrant)

                                                           By:   /s/ Paul D. Guichet
                                                            Paul D. Guichet
                                                            Vice President
                                                            Investor Relations

Exhibit 99.1

HANCOCK HOLDING COMPANY

For Immediate Release
October 19, 2010

For More Information
Carl J. Chaney, President and Chief Executive Officer
Michael M. Achary, E.V.P. and Chief Financial Officer
Paul D. Guichet, V.P. Investor Relations
800.522.6542 or 228.563.6559

Hancock Holding Company announces earnings for third quarter 2010

GULFPORT, Miss.  (October 19, 2010) — Hancock Holding Company (NASDAQ: HBHC) — “the Company” —today announced net income for the quarter ended September 30, 2010.  Hancock’s third quarter 2010 net income was $14.9 million, and diluted earnings per share were $0.40.  Compared to the second quarter of 2010, net income for 2010’s third quarter was up $8.4 million, or 129 percent, while diluted earnings per share were $0.23 higher.  Return on average assets for the third quarter was 0.70 percent.

      On a year-to-date basis, Hancock earned $35.2 million, with diluted earnings per share of $0.94.  Hancock’s year-to-date 2010 results include the impact of the Company’s common stock offering and acquisition of Peoples First Community Bank (Peoples First), both of which were completed in the fourth quarter of 2009.

      Hancock’s pre-tax, pre-provision income for the third quarter was $34.0 million, an increase of $1.2 million, or 3.7 percent, over the second quarter of 2010.  Pre-tax pre-provision income is total revenue less non-interest expense and excludes one-time merger expenses and securities transactions.

Hancock Holding Company President and Chief Executive Officer Carl J. Chaney commented on Hancock’s third quarter results, “Hancock’s entire management team is pleased with the improvement in the Company’s third quarter earnings as compared to the prior quarter.  Net income increased $8.4 million, or 129 percent, with our return on average assets coming in at 0.70 percent.  We also improved our already very strong capital position by increasing the Company’s tangible common equity ratio to 9.68 percent at September 30 — all very enviable measures in this challenging economic environment.”

 The most significant driver of the Company’s improved earnings from last quarter was reflected in an $8.3 million reduction in the provision for loan losses.  The lower provision resulted from the absence of any need to add to last quarter’s specific reserve related to the Gulf Oil Spill ($5.2 million) and also a lower level of required reserve build related to the Company’s loan portfolio ($2.5 million this quarter versus $5.4 million last quarter). The Company also reduced operating expenses $4.1 million, or 5.6 percent, from last quarter, with much of that improvement related to the absence of second quarter one-time merger-related costs related to the Peoples First acquisition, as well as on-going expense efficiencies.

Chaney continued, “In addition, more good news for the entire Gulf South Region was received with the recent permanent capping of the Gulf Oil Spill.  However, much work remains to be done in terms of the environmental clean-up and business recovery from that event.”

Highlights & Key Operating Items from Hancock’s Third Quarter Results

Balance Sheet & Capital

Total assets at September 30, 2010, were $8.24 billion, down $261 million, or 3.1 percent, from $8.50 billion at June 30, 2010.  Compared to September 30, 2009, total assets increased $1.43 billion, or 21.1 percent.  The overall increase in total assets from 2009’s third quarter was due to the acquisition of Peoples First in December 2009.  Hancock continued to remain very well capitalized with total equity of $865.8 million at September 30, 2010, up $211.0 million, or 32.2 percent, from September 30, 2009.  Hancock’s tangible equity ratio at September 30, 2010, was 9.68 percent, up 36 basis points from the 9.32 percent reported at June 30, 2010.

Loan Growth

      For the quarter ended September 30, 2010, Hancock’s average total loans were $4.98 billion, which represented an increase of $674.3 million, or 15.7 percent, from the same quarter a year ago but was down $32.9 million, or 0.7 percent, from the second quarter of 2010 due to a continued lessening of loan demand in the Company’s operating region.  The increased level of average loans from the same quarter a year ago was primarily related to the acquisition of Peoples First loans with loss share coverage from the FDIC.  Period-end loans were down $64.2 million, or 1.3 percent, from June 30, 2010.  The decrease in period-end loans was reflected in mortgage loans (down $44.8 million, or 6.1 percent), direct consumer loans (down $8.3 million or 1.1 percent), indirect consumer loans (down $7.2 million, or 2.2 percent), and finance company loans (down $4.1 million or 3.9 percent).

Deposit Growth

Period-end deposits for the third quarter were $6.71 billion, up $1.29 billion, or 23.8 percent, from September 30, 2009, but were down $251.8 million, or 3.6 percent, from June 30, 2010.  Average deposits were down $156.4 million, or 2.2 percent, from the second quarter of 2010 but were up $1.28 billion, or 22.9 percent, from September 30, 2009.  The increase in average and period-end deposits from the same quarter a year ago was due to the acquisition of Peoples First in December 2009.  The reduction in average and period-end deposits from the second quarter were related to $875 million in second quarter maturities of mostly higher costing time deposits (2.25 percent), the majority of which, over 70 percent, were retained at significantly lower rates (1.00 to 1.50 percent).

Asset Quality

Net charge-offs for 2010’s third quarter were $13.8 million, or 1.10 percent of average loans, down $0.1 million from the $13.9 million, or 1.11 percent of average loans, reported for the second quarter of 2010.  Non-performing assets as a percent of total loans and foreclosed assets were 3.55 percent at September 30, 2010, down from 3.89 percent at June 30, 2010.  The total dollar value of non-performing assets was down $19.6 million, or 10.0 percent, between June 30, 2010, and September 30, 2010.  Approximately $10.7 million of loans (of which $9.1 million were on non-accrual status) were designated as troubled debt restructuring (TDR) at September 30, 2010.  Non-accrual loans decreased $17.3 million, while other real estate owned (ORE) decreased $13.0 million compared to the prior quarter.  Loans 90 days past due or greater (accruing) as a percent of period end loans, decreased 1 basis point from June 30, 2010, to 0.15 percent at September 30, 2010.

Hancock recorded a provision for loan losses for the third quarter of $16.3 million.  The Company’s allowance for loan losses was $79.7 million at September 30, 2010, and $77.2 million at June 30, 2010.  The ratio of the allowance for loan losses as a percent of period-end loans was 1.62 percent at September 30, 2010, compared to 1.55 percent at June 30, 2010.  Hancock’s reserving methodologies required the Company to increase the allowance for loan losses by $2.5 million in the third quarter versus the $5.4 million of reserve build that was required in the previous quarter.  Also, in the second quarter of 2010, the Company accrued a specific reserve of $5.2 million due to the Gulf Oil Spill.  While no increase in this specific reserve was necessary in the third quarter, Hancock is continuing to monitor the impact of the Gulf Oil Spill is having on the Company’s affected markets.

	Consolidated	Consolidated
	Hancock	Without
Asset Quality Information	Holding Company	People's First
Non-accrual loans	$132,834	$78,307
Restructured loans	$10,740	$10,740
Foreclosed assets	31,879	18,578
Total non-performing assets	$175,453	$107,625
Non-performing assets as a percent of loans and foreclosed assets	3.55%	2.63%
Accruing loans 90 days past due (a)	$7,292	$7,292
Accruing loans 90 days past due as a percent of loans	0.15%	0.18%
Non-performing assets + accruing loans 90 days past due
to loans and foreclosed assets	3.70%	2.81%
Allowance for loan losses	$79,725	$79,725
Allowance for loan losses as a percent of period-end loans	1.62%	1.96%
Allowance for loan losses to NPAs + accruing loans 90 days past due	43.63%	69.38%

(a) Accruing loans past due 90 days or more do not include purchased impaired loans which were written down to fair value upon acquisition and accrete interest income over the remaining life of the loan.

Net Interest Income

Net interest income (taxable equivalent or te) for the third quarter increased $9.0 million, or 14.7 percent, while the net interest margin (te) of 3.85 percent was 1 basis point narrower than the same quarter a year ago.  Growth in average earning assets was strong compared to the same quarter a year ago with an increase of $929.2 million, or 14.8 percent, mostly reflected in higher average loans (up $674.3 million, or 15.7 percent) and was due primarily to the fourth quarter 2009 acquisition of Peoples First.

     The Company’s loan yield decreased 19 basis points over the prior year’s third quarter, while the yield on securities decreased 64 basis points, pushing the yield on average earning assets down 39 basis points.  However, total funding costs over the same quarter a year ago were down 37 basis points.

      Compared to the prior quarter, the net interest margin (te) was narrower by 2 basis points, and the level of net interest income was down $1.2 million, or 1.7 percent.  The yield on average earning assets was down 19 basis points from last quarter at 4.87 percent, while the total cost of funds decreased 17 basis points.

Non-interest Income

Non-interest income for the third quarter was up $4.8 million, or 15.8 percent, compared to the same quarter a year ago and decreased $85 thousand, or 0.2 percent, compared to the previous quarter.  Factors impacting non-interest income compared to the same quarter a year ago were higher levels of other income (up $1.6 million or 57.3 percent), secondary mortgage market operations (up $1.1 million or 73.3 percent), investment and annuity fees (up $0.9 million or 44.8 percent), debit card and merchant fees (up $0.8 million or 28.3 percent), ATM fees (up $0.8 million or 41.8 percent), and trust fees (up $0.1 million or 3.2 percent) partially offset by a decrease in service charges on deposit accounts of $0.5 million, or 3.9 percent.

The slight decrease in non-interest income compared to the prior quarter was due to a decrease in service charges on deposit accounts (down $1.0 million or 8.1 percent), debit card and merchant fees (down $0.3 million or 7.1 percent), trust fees (down $0.3 million  or 6.1 percent), and insurance fees (down $0.1 million or 2.9 percent).
These decreases were mostly offset by increases in secondary mortgage market operations (up $1.0 million or 68.0 percent), ATM fees (up $0.3 million or 13.7 percent), and investment and annuity fees (up $0.2 million or 9.1 percent).

Operating Expense & Taxes

Operating expenses for the third quarter were up $12.3 million, or 22.1 percent, compared to the same quarter a year ago, and were $4.1 million, or 5.6 percent, lower than the previous quarter.  The increase from the same quarter a year ago was reflected in higher personnel expense (up $6.8 million or 23.3 percent), other operating expense (up $4.6 million or 24.7 percent), occupancy expense (up $0.5 million or 10.0 percent), amortization of intangibles (up $0.3 million or 85.3 percent), and equipment expense (up $0.1 million or 4.1 percent).  The increases were primarily due to the acquisition of Peoples First.  The decrease from the prior quarter was due to a decrease in other operating expense (down $4.0 million or 14.7 percent), occupancy expense (down $0.4 million or 6.1 percent), and equipment expense (down $0.1 million or 5.5 percent).  These decreases were slightly offset by an increase in personnel expense (up $0.5 million or 1.4 percent).

For the nine months ended September 30, 2010 and 2009, the effective income tax rates were approximately 13 percent and 19 percent, respectively.  Because of the reduced level of pre-tax income in 2010, the tax exempt interest income and the utilization of tax credits had a significant impact on the effective tax rate.  The source of the tax credits for 2010 and 2009 resulted from investments in New Market Tax Credits, Qualified Bond Credits, and Work Opportunity Tax Credits.

About Hancock Holding Company

Hancock Holding Company — parent company of Hancock Bank (Mississippi), Hancock Bank of Louisiana, and Hancock Bank of Alabama — had assets of approximately $8.2 billion as of September 30, 2010.  Founded in 1899, Hancock Bank consistently ranks as one of the country’s strongest, safest financial institutions, according to BauerFinancial, Inc.  More corporate information and e-banking are available at www.hancockbank.com.

“SAFE HARBOR” STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:  Congress passed the Private Securities Litigation Act of 1995 in an effort to encourage corporations to provide information about companies’ anticipated future financial performance.  This act provides a safe harbor for such disclosure, which protects the companies from unwarranted litigation if actual results are different from management expectations.  This release contains forward-looking statements and reflects management’s current views and estimates of future economic circumstances, industry conditions, company performance, and financial results.  These forward-looking statements are subject to a number of factors and uncertainties which could cause the Company’s actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements.

Hancock Holding Company
Financial Highlights
(amounts in thousands, except per share data and FTE headcount)
(unaudited)
	Three Months Ended			Nine Months Ended
	9/30/2010	6/30/2010	9/30/2009	9/30/2010	9/30/2009
Per Common Share Data

Earnings per share:
Basic	$0.40	$0.17	$0.48	$0.95	$1.35
Diluted	$0.40	$0.17	$0.47	$0.94	$1.34
Cash dividends per share	$0.24	$0.24	$0.24	$0.72	$0.72
Book value per share (period-end)	$23.48	$23.36	$20.54	$23.48	$20.54
Tangible book value per share (period-end)	$21.42	$21.28	$18.42	$21.42	$18.42
Weighted average number of shares:
Basic	36,880	36,876	31,857	36,864	31,828
Diluted	36,995	37,078	32,058	37,052	32,003
Period-end number of shares	36,883	36,877	31,877	36,883	31,877
Market data:
High sales price	$35.40	$43.90	$42.38	$45.86	$45.56
Low sales price	$26.82	$33.27	$29.90	$26.82	$22.51
Period end closing price	$30.07	$33.36	$37.57	$30.07	$37.57
Trading volume	14,318	12,443	11,676	36,388	46,790

Other Period-end Data

FTE headcount	2,235	2,278	1,903	2,235	1,903
Tangible common equity	$790,040	$784,872	$587,161	$790,040	$587,161
Tier I capital	$772,247	$764,608	$575,856	$772,247	$575,856
Goodwill	$61,631	$61,631	$62,277	$61,631	$62,277
Amortizable intangibles	$13,860	$14,516	$4,996	$13,860	$4,996

Performance Ratios

Return on average assets	0.70%	0.31%	0.87%	0.55%	0.81%
Return on average common equity	6.75%	3.03%	9.38%	5.45%	9.06%
Earning asset yield (TE)	4.87%	5.06%	5.26%	5.03%	5.26%
Total cost of funds	1.02%	1.19%	1.39%	1.21%	1.54%
Net interest margin (TE)	3.85%	3.87%	3.86%	3.82%	3.71%
Noninterest expense as a percent of total revenue (TE)
before amortization of purchased intangibles
and securities transactions	64.25%	67.26%	60.81%	65.98%	62.34%
Common equity (period-end) as a percent of total assets (period-end)	10.51%	10.13%	9.62%	10.51%	9.62%
Leverage (Tier I) ratio	9.32%	9.06%	8.33%	9.32%	8.33%
Tangible common equity ratio	9.68%	9.32%	8.71%	9.68%	8.71%
Net charge-offs as a percent of average loans	1.10%	1.11%	1.24%	1.09%	1.14%
Allowance for loan losses as a percent of period-end loans	1.62%	1.55%	1.50%	1.62%	1.50%
Allowance for loan losses to NPAs + accruing loans 90 days past due	43.63%	38.03%	120.25%	43.63%	120.25%
Average loan/deposit ratio	72.78%	71.63%	77.36%	71.95%	74.91%
Non-interest income excluding
securities transactions as a percent of
total revenue (TE)	33.56%	33.23%	33.31%	32.64%	34.69%

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)
	Three Months Ended			Nine Months Ended
	9/30/2010	6/30/2010	9/30/2009	9/30/2010	9/30/2009
Asset Quality Information

Non-accrual loans	$132,834	$150,127	$35,558	$132,834	$35,558
Restructured loans (a)	10,740	-	-	10,740	-
Foreclosed assets	31,879	44,901	9,775	31,879	9,775
Total non-performing assets	$175,453	$195,028	$45,333	$175,453	$45,333
Non-performing assets as a percent of loans and foreclosed assets	3.55%	3.89%	1.06%	3.55%	1.06%
Accruing loans 90 days past due (b)	$7,292	$8,002	$7,766	$7,292	$7,766
Accruing loans 90 days past due as a percent of loans	0.15%	0.16%	0.18%	0.15%	0.18%
Non-performing assets + accruing loans 90 days past
due to loans and foreclosed assets	3.70%	4.05%	1.25%	3.70%	1.25%

Net charge-offs	$13,754	$13,921	$13,495	$40,926	$36,631
Net charge-offs as a percent of average loans	1.10%	1.11%	1.24%	1.09%	1.14%

Allowance for loan losses	$79,725	$77,221	$63,850	$79,725	$63,850
Allowance for loan losses as a percent of period-end loans	1.62%	1.55%	1.50%	1.62%	1.50%
Allowance for loan losses to NPAs + accruing loans 90 days past due	43.63%	38.03%	120.25%	43.63%	120.25%

Provision for loan losses	$16,258	$24,517	$13,495	$54,601	$38,756

(a) Included in restructured loans is $9.1 million in non- accrual loans.
(b) Accruing loans past due 90 days or more do not include purchased impaired loans which were written down to fair value upon acquisition and accrete interest income over the remaining life of the loan.

Allowance for Loan Losses

Beginning Balance	$77,221	$66,625	$63,850	$66,050	$61,725
Provision for loan loss	16,258	24,517	13,495	54,601	38,756
Charge-offs	16,486	14,998	14,762	46,644	40,183
Recoveries	2,732	1,077	1,267	5,718	3,552
Net charge-offs	13,754	13,921	13,495	40,926	36,631
Ending Balance	$79,725	$77,221	$63,850	$79,725	$63,850

Net Charge-off Information

Net charge-offs:
Commercial/real estate loans	$9,140	$10,537	$10,176	$29,915	$27,236
Mortgage loans	1,674	569	177	2,851	553
Direct consumer loans	1,003	1,241	821	2,852	2,646
Indirect consumer loans	569	449	1,169	1,626	2,733
Finance company loans	1,368	1,125	1,152	3,682	3,463
Total net charge-offs	$13,754	$13,921	$13,495	$40,926	$36,631

Average loans:
Commercial/real estate loans	$3,056,578	$3,090,938	$2,739,518	$3,097,429	$2,708,380
Mortgage loans	753,686	744,880	438,659	744,682	445,549
Direct consumer loans	738,036	728,939	603,394	734,902	601,926
Indirect consumer loans	324,337	336,260	410,035	340,057	420,404
Finance Company loans	103,297	107,821	110,045	106,955	111,927
Total average loans	$4,975,934	$5,008,838	$4,301,651	$5,024,025	$4,288,186

Net charge-offs to average loans:
Commercial/real estate loans	1.19%	1.37%	1.47%	1.29%	1.34%
Mortgage loans	0.88%	0.31%	0.16%	0.51%	0.17%
Direct consumer loans	0.54%	0.68%	0.54%	0.52%	0.59%
Indirect consumer loans	0.70%	0.54%	1.13%	0.64%	0.87%
Finance Company loans	5.25%	4.19%	4.15%	4.60%	4.14%
Total net charge-offs to average loans	1.10%	1.11%	1.24%	1.09%	1.14%

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)
	Three Months Ended			Nine Months Ended
	9/30/2010	6/30/2010	9/30/2009	9/30/2010	9/30/2009
Income Statement

Interest income	$85,398	$89,741	$79,758	$267,517	$241,311
Interest income (TE)	88,284	92,788	82,757	276,468	250,203
Interest expense	18,576	21,868	22,004	66,244	73,420
Net interest income (TE)	69,708	70,920	60,753	210,224	176,783
Provision for loan losses	16,258	24,517	13,495	54,601	38,756
Noninterest income excluding
securities transactions	35,208	35,293	30,347	101,882	93,907
Securities transactions gains/(losses)	-	-	61	-	61
Noninterest expense	68,060	72,122	55,749	208,002	169,813
Income before income taxes	17,712	6,527	18,918	40,552	53,290
Income tax expense	2,859	27	3,700	5,365	10,295
Net income	$14,853	$6,500	$15,218	$35,187	$42,995

Pre-tax, pre-provision income (PTPP) (b)	$33,970	$32,762	$32,352	$98,320	$91,985

Noninterest Income and Noninterest Expense

Service charges on deposit accounts	$11,331	$12,327	$11,795	$35,148	$33,540
Trust fees	4,138	4,408	4,008	12,391	11,189
Debit card & merchant fees	3,649	3,928	2,845	11,173	8,309
Insurance fees	3,535	3,641	3,526	10,688	11,026
Investment & annuity fees	2,906	2,663	2,007	7,848	6,559
ATM fees	2,640	2,321	1,862	6,912	5,536
Secondary mortgage market operations	2,569	1,529	1,482	5,737	4,467
Gain on acquisition	-	-	-	-	-
Other income	4,440	4,476	2,822	11,985	13,281
Noninterest income excluding
securities transactions	$35,208	$35,293	$30,347	$101,882	$93,907
Securities transactions gains/(losses)	-	-	61	-	61
Total noninterest income including
securities transactions	$35,208	$35,293	$30,408	$101,882	$93,968

Personnel expense	$35,890	$35,379	$29,113	$106,036	$88,590
Occupancy expense (net)	5,657	6,026	5,144	17,827	15,215
Equipment expense	2,496	2,642	2,397	7,863	7,514
Other operating expense	23,361	27,391	18,741	74,198	57,430
Amortization of intangibles	656	684	354	2,078	1,064
Total noninterest expense	$68,060	$72,122	$55,749	$208,002	$169,813

(b) Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense, one-time merger expenses, and securities transactions. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)
	Three Months Ended			Nine Months Ended
	9/30/2010	6/30/2010	9/30/2009	9/30/2010	9/30/2009
Period-end Balance Sheet

Commercial/real estate loans	$3,068,415	$3,068,296	$2,740,722	$3,068,415	$2,740,722
Mortgage loans	693,862	738,650	402,930	693,862	402,930
Direct consumer loans	721,513	729,820	598,291	721,513	598,291
Indirect consumer loans	322,501	329,658	400,459	322,501	400,459
Finance Company loans	101,406	105,513	109,794	101,406	109,794
Total loans	4,907,697	4,971,937	4,252,196	4,907,697	4,252,196
Loans held for sale	54,201	43,033	33,869	54,201	33,869
Securities	1,619,869	1,686,671	1,499,889	1,619,869	1,499,889
Short-term investments	575,506	720,314	375,887	575,506	375,887
Earning assets	7,157,273	7,421,955	6,161,841	7,157,273	6,161,841
Allowance for loan losses	(79,725)	(77,221)	(63,850)	(79,725)	(63,850)
Other assets	1,161,814	1,155,284	707,059	1,161,814	707,059
Total assets	$8,239,362	$8,500,018	$6,805,050	$8,239,362	$6,805,050

Noninterest bearing deposits	$1,092,452	$1,050,118	$912,092	$1,092,452	$912,092
Interest bearing transaction deposits	1,936,146	1,930,738	1,453,032	1,936,146	1,453,032
Interest bearing Public Fund deposits	1,120,559	1,205,874	1,108,164	1,120,559	1,108,164
Time deposits	2,559,641	2,773,841	1,946,867	2,559,641	1,946,867
Total interest bearing deposits	5,616,346	5,910,453	4,508,063	5,616,346	4,508,063
Total deposits	6,708,798	6,960,571	5,420,155	6,708,798	5,420,155
Other borrowed funds	539,394	546,343	614,751	539,394	614,751
Other liabilities	125,390	131,822	115,392	125,390	115,392
Common shareholders' equity	865,780	861,282	654,752	865,780	654,752
Total liabilities & common equity	$8,239,362	$8,500,018	$6,805,050	$8,239,362	$6,805,050

Commercial Loans/Real Estate Loans

Commercial non-real estate loans	$496,235	$494,779	$478,752	$496,235	$478,752
Construction and land development loans	655,606	671,660	545,824	655,606	545,824
Commercial real estate secured loans	1,400,408	1,382,816	1,168,618	1,400,408	1,168,618
Municipal loans	463,191	463,083	481,632	463,191	481,632
Lease financing	52,975	55,958	65,896	52,975	65,896
Total commercial/real estate loans	$3,068,415	$3,068,296	$2,740,722	$3,068,415	$2,740,722

Construction and Land Development Loans

Residential construction	$139,820	$159,050	$77,443	$139,820	$77,443
Commercial owner occupied	98,914	96,977	106,364	98,914	106,364
Commercial non-owner occupied	75,813	63,504	79,666	75,813	79,666
Land development	168,040	181,640	176,560	168,040	176,560
Lots	173,019	170,489	105,791	173,019	105,791
Total construction and land development loans	$655,606	$671,660	$545,824	$655,606	$545,824

Commercial Real Estate Secured Loans
Commercial real estate owner occupied	$681,182	$671,688	$601,404	$681,182	$601,404
Commercial real estate non-owner occupied	719,226	711,128	567,214	719,226	567,214
Total commercial real estate secured loans	$1,400,408	$1,382,816	$1,168,618	$1,400,408	$1,168,618

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)
	Three Months Ended			Nine Months Ended
	9/30/2010	6/30/2010	9/30/2009	9/30/2010	9/30/2009
Average Balance Sheet

Commercial/real estate loans	3,056,578	3,090,938	$2,739,518	$3,097,429	$2,708,380
Mortgage loans	753,686	744,880	438,659	744,682	445,549
Direct consumer loans	738,036	728,939	603,394	734,902	601,926
Indirect consumer loans	324,337	336,260	410,035	340,057	420,404
Finance Company loans	103,297	107,821	110,045	106,955	111,927
Total loans	4,975,934	5,008,838	4,301,651	5,024,025	4,288,186
Securities	1,532,293	1,646,418	1,477,197	1,583,716	1,568,400
Short-term investments	685,873	688,648	486,035	728,748	496,413
Earning average assets	7,194,100	7,343,904	6,264,883	7,336,489	6,352,999
Allowance for loan losses	(78,232)	(67,901)	(63,850)	(70,812)	(63,075)
Other assets	1,248,792	1,235,552	776,234	1,243,465	771,574
Total assets	$8,364,660	$8,511,555	$6,977,267	$8,509,142	$7,061,498

Noninterest bearing deposits	$1,078,227	$1,069,795	$931,188	$1,055,846	$933,412
Interest bearing transaction deposits	1,955,635	1,920,797	1,459,377	1,924,032	1,473,179
Interest bearing Public Fund deposits	1,121,330	1,173,579	1,223,272	1,189,473	1,365,265
Time deposits	2,681,434	2,828,846	1,946,975	2,813,536	1,952,805
Total interest bearing deposits	5,758,399	5,923,222	4,629,624	5,927,041	4,791,249
Total deposits	6,836,626	6,993,017	5,560,812	6,982,887	5,724,661
Other borrowed funds	526,674	527,808	655,556	532,536	589,025
Other liabilities	128,424	129,595	117,326	131,250	113,108
Common shareholders' equity	872,936	861,135	643,573	862,469	634,704
Total liabilities & common equity	$8,364,660	$8,511,555	$6,977,267	$8,509,142	$7,061,498

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)
	Three Months Ended			Nine Months Ended
	9/30/2010	6/30/2010	9/30/2009	9/30/2010	9/30/2009
Average Balance Sheet Mix

Percentage of earning assets/funding sources:
Loans	69.17%	68.20%	68.66%	68.48%	67.50%
Securities	21.30%	22.42%	23.58%	21.59%	24.69%
Short-term investments	9.53%	9.38%	7.76%	9.93%	7.81%
Earning average assets	100.00%	100.00%	100.00%	100.00%	100.00%

Noninterest bearing deposits	14.99%	14.57%	14.86%	14.39%	14.69%
Interest bearing transaction deposits	27.18%	26.15%	23.29%	26.23%	23.19%
Interest bearing Public Fund deposits	15.59%	15.98%	19.53%	16.21%	21.49%
Time deposits	37.27%	38.52%	31.08%	38.35%	30.74%
Total deposits	95.03%	95.22%	88.76%	95.18%	90.11%
Other borrowed funds	7.32%	7.19%	10.47%	7.26%	9.27%
Other net interest-free funding sources	-2.35%	-2.41%	0.77%	-2.44%	0.62%
Total average funding sources	100.00%	100.00%	100.00%	100.00%	100.00%

Loan mix:
Commercial/real estate loans	61.42%	61.71%	63.68%	61.65%	63.16%
Mortgage loans	15.15%	14.87%	10.20%	14.82%	10.39%
Direct consumer loans	14.83%	14.56%	14.03%	14.63%	14.04%
Indirect consumer loans	6.52%	6.71%	9.53%	6.77%	9.80%
Finance Company loans	2.08%	2.15%	2.56%	2.13%	2.61%
Total loans	100.00%	100.00%	100.00%	100.00%	100.00%

Average dollars (in thousands):
Loans	$4,975,934	$5,008,838	$4,301,651	$5,024,025	$4,288,186
Securities	1,532,293	1,646,418	1,477,197	1,583,716	1,568,400
Short-term investments	685,873	688,648	486,035	728,748	496,413
Earning average assets	$7,194,100	$7,343,904	$6,264,883	$7,336,489	$6,352,999

Noninterest bearing deposits	$1,078,227	$1,069,795	$931,188	$1,055,846	$933,412
Interest bearing transaction deposits	1,955,635	1,920,797	1,459,377	1,924,032	1,473,179
Interest bearing Public Fund deposits	1,121,330	1,173,579	1,223,272	1,189,473	1,365,265
Time deposits	2,681,434	2,828,846	1,946,975	2,813,536	1,952,805
Total deposits	6,836,626	6,993,017	5,560,812	6,982,887	5,724,661
Other borrowed funds	526,674	527,808	655,556	532,536	589,025
Other net interest-free funding sources	(169,200)	(176,921)	48,515	(178,934)	39,313
Total average funding sources	$7,194,100	$7,343,904	$6,264,883	$7,336,489	$6,352,999

Loans:
Commercial/real estate loans	$3,056,578	$3,090,938	$2,739,518	$3,097,429	$2,708,380
Mortgage loans	753,686	744,880	438,659	744,682	445,549
Direct consumer loans	738,036	728,939	603,394	734,902	601,926
Indirect consumer loans	324,337	336,260	410,035	340,057	420,404
Finance Company loans	103,297	107,821	110,045	106,955	111,927
Total average loans	$4,975,934	$5,008,838	$4,301,651	$5,024,025	$4,288,186

Hancock Holding Company
Financial Highlights
(amounts in thousands, except per share data and FTE headcount)
(unaudited)
	Three Months Ended
	9/30/2010	6/30/2010	9/30/2009
Asset Quality Information

Non-accrual loans	$132,834	$150,127	$35,558
Restructured loans	10,740	-	-
Foreclosed assets	31,879	44,901	9,775
Total non-performing assets	$175,453	$195,028	$45,333
Non-performing assets as a percent of loans and foreclosed assets	3.55%	3.89%	1.06%
Accruing loans 90 days past due (a)	$7,292	$8,002	$7,766
Accruing loans 90 days past due as a percent of loans	0.15%	0.16%	0.18%
Non-performing assets + accruing loans 90 days past due
to loans and foreclosed assets	3.70%	4.05%	1.25%
Allowance for loan losses	$79,725	$77,221	$63,850
Allowance for loan losses as a percent of period-end loans	1.62%	1.55%	1.50%
Allowance for loan losses to NPAs + accruing loans 90 days past due	43.63%	38.03%	120.25%

	9/30/10
	Non-Covered Loans	Covered Loans	Total
Non-accrual loans	$78,307	$54,527	$132,834
Restructured loans	10,740		10,740
Foreclosed assets	18,578	13,301	31,879
Total non-performing assets	$107,625	$67,828	$175,453
Non-performing assets as a percent of loans and foreclosed assets	2.63%	8.01%	3.55%
Accruing loans 90 days past due (a)	7,292	-	$7,292
Accruing loans 90 days past due as a percent of loans	0.18%	-	0.15%
Non-performing assets + accruing loans 90 days past due
to loans and foreclosed assets	2.81%	8.01%	3.70%
Allowance for loan losses	79,725	-	79,725
Allowance for loan losses as a percent of period-end loans	1.96%	-	1.62%
Allowance for loan losses to NPAs + accruing loans 90 days past due	69.38%	-	43.63%

	6/30/10
	Non-Covered Loans	Covered Loans	Total
Non-accrual loans	$95,600	$54,527	$150,127
Foreclosed assets	18,357	26,544	44,901
Total non-performing assets	$113,957	$81,071	$195,028
Non-performing assets as a percent of loans and foreclosed assets	2.76%	9.18%	3.89%
Accruing loans 90 days past due (a)	$8,002	-	8,002
Accruing loans 90 days past due as a percent of loans	0.19%	-	0.16%
Non-performing assets + accruing loans 90 days past due
to loans and foreclosed assets	2.95%	9.18%	4.05%
Allowance for loan losses	77,221	-	77,221
Allowance for loan losses as a percent of period-end loans	1.88%	-	1.55%
Allowance for loan losses to NPAs + accruing loans 90 days past due	63.32%	-	38.03%

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)
	Three Months Ended
	9/30/2010	6/30/2010	9/30/2009
Period-end Balance Sheet

Commercial/real estate loans	$3,068,415	$3,068,296	$2,740,722
Mortgage loans	693,862	738,650	402,930
Direct consumer loans	721,513	729,820	598,291
Indirect consumer loans	322,501	329,658	400,459
Finance Company loans	101,406	105,513	109,794
Total loans	4,907,697	4,971,937	4,252,196

	9/30/10
	Non-Covered Loans	Covered Loans ©	Total
Commercial/real estate loans	$2,681,728	$386,687	$3,068,415
Mortgage loans	370,589	323,273	693,862
Direct consumer loans	597,522	123,991	721,513
Indirect consumer loans	322,501	-	322,501
Finance Company loans	101,406	-	101,406
Total loans	$4,073,746	$833,951	$4,907,697

	6/30/10
	Non-Covered Loans	Covered Loans ©	Total
Commercial/real estate loans	$2,674,113	$394,183	$3,068,296
Mortgage loans	403,923	334,727	738,650
Direct consumer loans	601,963	127,857	729,820
Indirect consumer loans	329,658	-	329,658
Finance Company loans	105,513	-	105,513
Total loans	$4,115,170	$856,767	$4,971,937

(c) Assets covered under the FDIC loss share agreements, which provide considerable protection against credit risk.

Hancock Holding Company
Average Balance and Net Interest Margin Summary
(amounts in thousands)
(unaudited)

	Three Months Ended
	09/30/10			06/30/10			09/30/09
	Interest	Volume	Rate	Interest	Volume	Rate	Interest	Volume	Rate

Average Earning Assets
Commercial & real estate loans (TE)	$40,557	$3,056,578	5.27%	$39,728	$3,090,938	5.15%	$36,909	$2,739,518	5.35%
Mortgage loans	10,150	753,686	5.39%	11,880	744,880	6.38%	6,334	438,659	5.78%
Consumer loans	20,927	1,165,670	7.12%	21,882	1,173,020	7.48%	20,086	1,123,474	7.09%
Loan fees & late charges	(280)	-	0.00%	259	-	0.00%	224	-	0.00%
Total loans (TE)	$71,354	$4,975,934	5.68%	$73,749	$5,008,838	5.90%	$63,553	4,301,651	5.87%

US treasury securities	18	11,282	0.62%	26	11,843	0.88%	60	11,007	2.16%
US agency securities	727	134,114	2.17%	1,407	206,522	2.72%	1,384	134,487	4.12%
CMOs	2,673	310,210	3.45%	2,795	278,198	4.02%	1,968	153,511	5.13%
Mortgage backed securities	10,109	870,489	4.65%	11,250	942,548	4.77%	12,278	983,394	4.99%
Municipals (TE)	2,808	187,962	5.98%	2,933	190,936	6.14%	2,295	169,893	5.40%
Other securities	213	18,236	4.66%	178	16,371	4.36%	349	24,905	5.60%
Total securities (TE)	16,548	1,532,293	4.32%	18,589	1,646,418	4.52%	18,334	1,477,197	4.96%

Total short- term investments	382	685,873	0.22%	450	688,648	0.26%	870	486,035	0.71%

Average earning assets yield (TE)	$88,284	$7,194,100	4.87%	$92,788	$7,343,904	5.06%	$82,757	$6,264,883	5.26%

Interest-bearing Liabilities
Interest- bearing transaction deposits	$2,022	$1,955,635	0.41%	$2,599	$1,920,797	0.54%	$1,605	$1,459,377	0.44%
Time deposits	12,121	2,681,434	1.79%	14,309	2,828,846	2.03%	13,543	1,946,975	2.76%
Public Funds	2,004	1,121,330	0.71%	2,492	1,173,579	0.85%	4,057	1,223,272	1.32%
Total interest bearing deposits	$16,147	5,758,399	1.11%	$19,400	5,923,222	1.31%	$19,205	4,629,624	1.65%

Total borrowings	2,429	526,674	1.83%	2,468	527,808	1.88%	2,799	655,556	1.69%

Total interest bearing liab cost	$18,576	$6,285,073	1.17%	$21,868	$6,451,030	1.36%	$22,004	$5,285,180	1.65%

Net interest- free funding sources		909,027			892,874			979,703

Total Cost of Funds	$18,576	$7,194,100	1.02%	$21,868	$7,343,904	1.19%	$22,004	$6,264,883	1.39%

Net Interest Spread (TE)	$69,708		3.70%	$70,920		3.70%	$60,753		3.60%

Net Interest Margin (TE)	$69,708	$7,194,100	3.85%	$70,920	$7,343,904	3.87%	$60,753	$6,264,883	3.86%

Hancock Holding Company
Average Balance and Net Interest Margin Summary
(amounts in thousands)
(unaudited)

	Nine Months Ended
	9/30/2010			9/30/2009
	Interest	Volume	Rate	Interest	Volume	Rate

Average Earning Assets
Commercial & real estate loans (TE)	$122,887	$3,097,429	5.30%	$106,946	$2,708,380	5.28%
Mortgage loans	34,248	744,682	6.13%	19,200	445,549	5.75%
Consumer loans	64,300	1,181,914	7.27%	60,720	1,134,257	7.16%
Loan fees & late charges	207	-	0.00%	757	-	0.00%
Total loans (TE)	221,642	$5,024,025	5.89%	187,623	$4,288,186	5.85%

US treasury securities	58	11,652	0.67%	156	11,155	1.88%
US agency securities	3,521	167,816	2.80%	5,399	176,971	4.07%
CMOs	7,531	252,699	3.97%	6,387	169,443	5.03%
Mortgage backed securities	33,411	944,552	4.72%	38,699	1,024,012	5.04%
Municipals (TE)	8,232	190,432	5.76%	6,949	161,678	5.73%
Other securities	652	16,564	5.25%	1,051	25,141	5.57%
Total securities (TE)	53,405	1,583,715	4.50%	58,641	1,568,400	4.99%

Total short-term investments	1,421	728,748	0.26%	3,939	496,413	1.06%

Average earning assets yield (TE)	$276,468	$7,336,488	5.03%	$250,203	$6,352,999	5.26%

Interest-Bearing Liabilities
Interest-bearing transaction deposits	$7,124	$1,924,032	0.50%	$5,657	$1,473,179	0.51%
Time deposits	43,968	2,813,536	2.09%	43,772	1,952,805	3.00%
Public Funds	7,739	1,189,473	0.87%	15,833	1,365,265	1.55%
Total interest bearing deposits	$58,831	$5,927,041	1.33%	$65,262	$4,791,249	1.82%

Total borrowings	7,413	532,536	1.86%	8,158	589,025	1.85%

Total interest bearing liab cost	$66,244	$6,459,577	1.37%	$73,420	$5,380,274	1.82%

Net interest-free funding sources		876,912			972,725

Total Cost of Funds	$66,244	$7,336,489	1.21%	$73,420	$6,352,999	1.55%

Net Interest Spread (TE)	$210,224		3.66%	$176,783		3.44%

Net Interest Margin (TE)	$210,224	$7,336,489	3.82%	$176,783	$6,352,999	3.72%

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)	2008	2009				2010
	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q
Per Common Share Data

Earnings per share:
Basic	$0.26	$0.44	$0.43	$0.48	$0.89	$0.37	$0.17	$0.40
Diluted	$0.26	$0.44	$0.43	$0.47	$0.89	$0.37	$0.17	$0.40
Cash dividends per share	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24
Book value per share (period-end)	$19.18	$19.66	$19.82	$20.54	$22.74	$23.05	$23.36	$23.48
Tangible book value per share (period-end)	$17.02	$17.51	$17.68	$18.42	$20.60	$20.94	$21.28	$21.42
Weighted average number of shares:
Basic	31,757	31,805	31,820	31,857	35,481	36,868	36,876	36,880
Diluted	32,059	31,937	32,009	32,058	35,705	37,105	37,078	36,995
Period-end number of shares	31,770	31,813	31,827	31,877	36,840	36,905	36,877	36,883
Market data:
High sales price	$56.45	$45.56	$41.19	$42.38	$44.89	$45.86	$43.90	$35.40
Low sales price	$34.20	$22.51	$30.12	$29.90	$35.26	$38.23	$33.27	$26.82
Period end closing price	$45.46	$31.28	$32.49	$37.57	$43.81	$41.81	$33.36	$30.07
Trading volume	18,544	18,026	17,040	11,676	19,538	9,612	12,443	14,318

Other Period-end Data

FTE headcount	1,952	1,938	1,911	1,903	2,240	2,263	2,278	2,235
Tangible common equity	$540,859	$557,013	$562,800	$587,161	$758,840	$772,735	$784,872	$790,040
Tier I capital	$550,216	$558,502	$565,807	$575,856	$756,106	$764,074	$764,608	$772,247
Goodwill	$62,277	$62,277	$62,277	$62,277	$62,277	$62,277	$61,631	$61,631
Amortizable intangibles	$6,059	$5,705	$5,350	$4,996	$16,252	$15,521	$14,516	$13,860
Common shares repurchased for publicly
announced plans	6	-	-	-	-	-	-	-

Performance Ratios

Return on average assets	0.48%	0.79%	0.78%	0.87%	1.75%	0.65%	0.31%	0.70%
Return on average common equity	5.49%	9.12%	8.67%	9.38%	15.92%	6.58%	3.03%	6.75%
Earning asset yield (TE)	5.60%	5.26%	5.26%	5.26%	5.32%	5.15%	5.06%	4.87%
Total cost of funds	2.08%	1.75%	1.48%	1.39%	1.35%	1.40%	1.19%	1.02%
Net interest margin (TE)	3.51%	3.50%	3.78%	3.86%	3.96%	3.75%	3.87%	3.85%
Noninterest expense as a percent of total revenue
(TE) before amortization
of purchased intangibles
and securities transactions	64.61%	64.93%	61.47%	60.81%	49.82%	66.43%	67.26%	64.25%
Common equity (period- end) as a percent of total
assets (period-end)	8.50%	8.81%	8.95%	9.62%	9.63%	9.93%	10.13%	10.51%
Leverage (Tier I) ratio	8.06%	7.85%	8.13%	8.33%	10.60%	8.91%	9.06%	9.32%
Tangible common equity ratio	7.62%	7.92%	8.06%	8.71%	8.81%	9.10%	9.32%	9.68%
Net charge-offs as a
percent of average loans	1.20%	0.67%	1.50%	1.24%	1.24%	1.06%	1.11%	1.10%
Allowance for loan losses as a percent of period-end
loans	1.45%	1.49%	1.49%	1.50%	1.29%	1.33%	1.55%	1.62%
Allowance for loan losses to NPAs + loans 90 days
past due	133.16%	119.72%	117.14%	120.25%	58.69%	48.80%	38.03%	43.63%
Loan/deposit ratio	74.58%	72.51%	74.95%	77.36%	77.89%	71.45%	71.63%	72.78%
Noninterest income excluding securities
transactions as a percent
of total revenue (TE)	35.73%	34.00%	36.65%	33.31%	49.86%	31.08%	33.23%	33.56%

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)	2008	2009				2010
	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q
Asset Quality Information

Non-accrual loans	$29,976	$38,327	$34,189	$35,558	$86,555	$92,828	$150,127	$132,834
Restructured loans	-	-	-	-	-	-	-	10,740
Foreclosed assets	5,360	5,946	8,884	9,775	14,336	30,243	44,901	31,879
Total non-performing assets	$35,336	$44,273	$43,073	$45,333	$100,891	$123,071	$195,028	$175,453
Non-performing assets as a percent of loans
and foreclosed assets	0.83%	1.04%	1.01%	1.06%	1.97%	2.44%	3.89%	3.55%

Accruing loans 90 days past due	$11,019	$8,306	$11,435	$7,766	$11,647	$13,457	$8,002	$7,292
Accruing loans 90 days past due as a percent
of loans	0.26%	0.20%	0.27%	0.18%	0.23%	0.27%	0.16%	0.15%
Non-performing assets + accruing loans 90 days
past due to loans and
foreclosed assets	1.09%	1.24%	1.27%	1.25%	2.20%	2.71%	4.05%	3.70%

Net charge-offs	$12,591	$7,117	$16,019	$13,495	$13,634	$13,251	$13,921	$13,754
Net charge-offs as
a percent of average loans	1.20%	0.67%	1.50%	1.24%	1.24%	1.06%	1.11%	1.10%

Allowance for loan losses	$61,725	$62,950	$63,850	$63,850	$66,050	$66,625	$77,221	$79,725
Allowance for loan losses as a percent of period-end
loans	1.45%	1.49%	1.49%	1.50%	1.29%	1.33%	1.55%	1.62%
Allowance for loan losses to NPAs + accruing loans
90 days past due	133.16%	119.72%	117.14%	120.25%	58.69%	48.80%	38.03%	43.63%

Provision for loan losses	$17,116	$8,342	$16,919	$13,495	$15,834	$13,826	$24,517	$16,258

Net Charge-off Information

Net charge-offs:
Commercial/real estate loans	$8,971	$4,536	$12,524	$10,176	$9,110	$10,238	$10,537	$9,140
Mortgage loans	269	177	199	177	1,211	608	569	1,674
Direct consumer loans	1,039	599	1,226	821	1,209	608	1,241	1,003
Indirect consumer loans	1,337	847	717	1,169	883	608	449	569
Finance company loans	975	958	1,353	1,152	1,221	1,189	1,125	1,368
Total net charge-offs	$12,591	$7,117	$16,019	$13,495	$13,634	$13,251	$13,921	$13,754

Average loans:
Commercial/real estate loans	$2,622,357	$2,688,557	$2,696,500	$2,739,518	$2,777,866	$3,145,748	$3,090,938	$3,056,578
Mortgage loans	432,070	445,741	452,324	438,659	470,441	735,279	744,880	753,686
Direct consumer loans	575,826	605,685	596,725	603,394	630,511	737,728	728,939	738,036
Indirect consumer loans	439,780	430,965	420,444	410,035	386,157	359,965	336,260	324,337
Finance Company loans	117,435	114,428	111,358	110,045	110,233	109,819	107,821	103,297
Total average loans	$4,187,468	$4,285,376	$4,277,351	$4,301,651	$4,375,208	$5,088,539	$5,008,838	$4,975,934

Net charge-offs to average loans:
Commercial/real estate loans	1.36%	0.68%	1.86%	1.47%	1.30%	1.32%	1.37%	1.19%
Mortgage loans	0.25%	0.16%	0.18%	0.16%	1.02%	0.34%	0.31%	0.88%
Direct consumer loans	0.72%	0.40%	0.82%	0.54%	0.76%	0.33%	0.68%	0.54%
Indirect consumer loans	1.21%	0.80%	0.68%	1.13%	0.91%	0.69%	0.54%	0.70%
Finance Company loans	3.30%	3.40%	4.87%	4.15%	4.39%	4.39%	4.19%	5.25%
Total net charge-offs to average loans	1.20%	0.67%	1.50%	1.24%	1.24%	1.06%	1.11%	1.10%

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)	2008	2009				2010
	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q
Income Statement

Interest income	$84,801	$81,448	$80,105	$79,758	$82,416	$92,379	$89,741	$85,398
Interest income (TE)	87,726	84,392	83,054	82,757	85,585	95,396	92,788	88,284
Interest expense	32,727	28,002	23,413	22,004	21,881	25,800	21,868	18,576
Net interest income (TE)	54,999	56,390	59,641	60,753	63,704	69,596	70,920	69,708
Provision for loan losses	17,116	8,342	16,919	13,495	15,834	13,826	24,517	16,258
Noninterest income excluding securities
transactions	30,578	29,055	34,504	30,347	63,353	31,381	35,293	35,208
Securities transactions gains/(losses)	(1,174)	-	-	61	7	-	-	-
Noninterest expense	55,637	55,838	58,226	55,749	63,657	67,822	72,122	68,060
Income before income taxes	8,725	18,321	16,051	18,918	44,404	16,312	6,527	17,712
Income tax expense	405	4,290	2,305	3,700	12,624	2,478	27	2,859
Net income	$8,320	$14,031	$13,746	$15,218	$31,780	$13,834	$6,500	$14,853

Pre-tax, pre-provision income (PTPP)	$27,015	$26,663	$32,970	$32,352	$63,914	$31,587	$32,762	$33,970

Noninterest Income
and Noninterest Expense

Service charges on deposit accounts	$11,467	$10,503	$11,242	$11,795	$11,814	$11,490	$12,327	$11,331
Trust fees	3,777	3,327	3,855	4,008	3,937	3,846	4,408	4,138
Debit card & merchant fees	2,853	2,568	2,895	2,845	2,944	3,596	3,928	3,649
Insurance fees	4,136	3,452	4,048	3,526	3,329	3,511	3,641	3,535
Investment & annuity fees	2,849	2,861	1,691	2,007	1,662	2,279	2,663	2,906
ATM fees	1,690	1,779	1,895	1,862	1,838	1,951	2,321	2,640
Secondary mortgage market operations	629	1,158	1,827	1,482	1,439	1,640	1,529	2,569
Gain on acquisition	-	-	-	-	33,623	-	-	-
Other income	3,177	3,407	7,051	2,822	2,767	3,068	4,476	4,440
Noninterest income excluding securities
transactions	$30,578	$29,055	$34,504	$30,347	$63,353	$31,381	$35,293	$35,208
Securities transactions gains/(losses)	(1,174)	-	-	61	7	-	-	-
Total noninterest income including securities
transactions	$29,404	$29,055	$34,504	$30,408	$63,360	$31,381	$35,293	$35,208

Personnel expense	$28,447	$30,775	$28,703	$29,113	$32,858	$34,767	$35,379	$35,890
Occupancy expense (net)	5,047	5,055	5,016	5,144	5,126	6,143	6,026	5,657
Equipment expense	2,587	2,534	2,583	2,397	2,335	2,724	2,642	2,496
Other operating expense	19,213	17,120	21,570	18,741	22,984	23,450	27,391	23,361
Amortization of intangibles	343	354	354	354	354	738	684	656
Total noninterest expense	$55,637	$55,838	$58,226	$55,749	$63,657	$67,822	$72,122	$68,060